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Exhibit 32: Certifications Pursuant to Rule 13a-14(b) of the Securities Exchange
Act of 1934



                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report on Form 10-KSB of Rocketinfo Inc. for the year ended December 31, 2006, I certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. the Annual Report on Form 10-KSB of Rocketinfo Inc. for the year ended December 31, 2006 fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Annual Report on Form 10-KSB for the year ended December 31, 2006, fairly presents in all material respects, the financial condition and results of operations of Rocketinfo Inc.

                /s/ Bill Ganz
By:             -----------------------
Name:           Bill Ganz
Title:          President
Date:

                /s/ Paul Eagland
By:             -----------------------
Name:           Paul Eagland
Title:          Chief Financial Officer
Date: